Exhibit 10.1

FIFTH AMENDMENT TO REVOLVING CREDIT,

TRANCHE B LOAN AND SECURITY AGREEMENT

FIFTH AMENDMENT TO REVOLVING CREDIT, TRANCHE B LOAN AND SECURITY AGREEMENT, dated as of March 4, 2005 (this “Amendment”), by and among MAYOR’S JEWELERS, INC., a Delaware corporation, MAYOR’S JEWELERS OF FLORIDA, INC., a Florida corporation, and each of the other Domestic Subsidiaries parties thereto (collectively, the “Borrowers”), FLEET RETAIL GROUP INC. (f/k/a Fleet Retail Finance Inc.)(“FRGI”), GMAC COMMERCIAL FINANCE LLC (successor in interest to GMAC Business Credit, LLC) (“GMACCF”), as syndication agent (the “Syndication Agent”), BACK BAY CAPITAL FUNDING LLC (the “Tranche B Lender” and collectively with FRGI and GMACCF, the “Lenders”), and FLEET RETAIL GROUP INC. (f/k/a Fleet Retail Finance Inc.), as administrative agent for itself and the Lenders (the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to a Revolving Credit, Tranche B Loan and Security Agreement, dated as of August 20, 2002 (as amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers, the Lenders, and the Administrative Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement; and

WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendment to Section 10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended by deleting Section 10.1 in its entirety and substituting the following new Section 10.1 in lieu thereof:

“10.1. Capital Expenditures. The Borrowers will not make, or permit any Subsidiary of the Borrowers to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, $5,000,000.”

§2. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof as follows:

(a) The execution and delivery by each of the Borrowers of this Amendment and all other instruments and agreements required to be executed and delivered by such Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”), and the performance by each of the Borrowers of any of its obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of such Borrower, have been authorized by all necessary corporate proceedings on behalf of such Borrower and do not and will not contravene any provision of law or such Borrower’s charter, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon such Borrower.

(b) Each of the Amendment Documents, the Credit Agreement and the other Loan Documents, as amended hereby, to which any Borrower is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors’ rights.

(c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrowers of the Amendment Documents, the Credit Agreement or any other Loan Documents, as amended hereby, or the consummation by the Borrowers of the transactions among the parties contemplated hereby and thereby or referred to herein.

(d) The representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents were true and correct as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct as of the date hereof.

(e) Each of the Borrowers has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Default or Event of Default.

(f) Each of the Borrowers hereby acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties as referred to in Section 13.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

§3. Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date) upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Administrative Agent and the Lenders:

(a) This Amendment shall have been duly executed and delivered by each of the Borrowers and each of the Lenders and shall be in full force and effect; and

(b) The Administrative Agent shall have received such other items, documents, agreements, items or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

§4. Miscellaneous Provisions.

(a) Each of the Borrowers hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Lenders and the Administrative Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Lenders and the Administrative Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

(b) Without limiting the expense reimbursement requirements set forth in Section 16.2 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys’ fees, of the Administrative Agent and the Tranche B Lender incurred in connection with this Amendment.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

(d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

MAYOR’S JEWELERS, INC.

By:	/s/ Marco Pasteris
Name:	Marco Pasteris
Title:	Group V.P., Finance

MAYOR’S JEWELERS OF FLORIDA, INC.

By:	/s/ Marco Pasteris
Name:	Marco Pasteris
Title:	Group V.P., Finance

JBM RETAIL COMPANY, INC.

By:	/s/ Marco Pasteris
Name:	Marco Pasteris
Title:	Group V.P., Finance

JBM VENTURE CO., INC.

By:	/s/ Marco Pasteris
Name:	Marco Pasteris
Title:	Group V.P., Finance

MAYOR’S JEWELERS INTELLECTUAL PROPERTY HOLDING COMPANY

By:	/s/ Marco Pasteris
Name:	Marco Pasteris
Title:	Group V.P., Finance

“ADMINISTRATIVE AGENT”

FLEET RETAIL GROUP INC.
(f/k/a Fleet Retail Finance Inc.)

By:	/s/ Keith Vercauteren
Name:	Keith Vercauteren
Title:	Director

“SYNDICATION AGENT”

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Edward Hill
Name:	Edward Hill
Title:	Senior Vice President

“REVOLVING CREDIT LENDERS”

FLEET RETAIL GROUP INC.
(f/k/a Fleet Retail Finance Inc.)

By:	/s/ Keith Vercauteren
Name:	Keith Vercauteren
Title:	Director

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Edward Hill
Name:	Edward Hill
Title:	Senior Vice President

“TRANCHE B LENDER”

BACK BAY CAPITAL FUNDING LLC

By:	/s/ Kristan M. O’Connor
Name:	Kristan M. O’Connor
Title:	Managing Director